FINANCIAL STATEMENTS
UNAUDITED

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)
March 31, 2008

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Financial Statements
(Unaudited)

March 31, 2008

Contents

Consolidated Performance Summary	2
Consolidated Portfolio Asset Allocation	3

Unaudited Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities	4
Consolidated Statement of Investments	5
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Statement of Cash Flows	11
Notes to Consolidated Financial Statements	12

Supplemental Information

Consolidating Statement of Assets and Liabilities	28
Consolidating Statement of Operations	29

Tennenbaum Opportunities Fund V, LLC (the “Company”) files a schedule of its investment in Tennenbaum Opportunities Partners V, LP (the “Partnership”) with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Investments listed in the Consolidated Statement of Investments are held by the Partnership, which also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of the Company and the Partnership are available on the SEC’s website at http://www.sec.gov. The Forms N-Q of the Company and the Partnership may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the proxy voting guidelines of the Company and the Partnership and information regarding how the Company and the Partnership voted proxies relating to portfolio securities during the most recent twelve-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the advisor of the Company and the Partnership, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Performance Summary (Unaudited)

Inception (December 15, 2006) through March 31, 2008

Fund Returns v. Merrill Lynch US High Yield and S&P 500 Indices

	Return on Equity (1)			IRR (2)
	2006*	2007	2008**	Inception-to-Date
Tennenbaum Opportunities Fund V, LLC	0.2%	(19.2)%	(7.0)%	(21.4)%

Merrill Lynch US High Yield Index	3.8%	2.2%	(3.0)%	1.9%

Standard & Poor's 500 Index	5.5%	5.5%	(9.4)%	0.5%

* Period from inception (December 15, 2006) through December 31, 2006
** Year to date

Past performance of Tennenbaum Opportunities Fund V, LLC (the "Company") is not a guarantee of future performance. Company returns are net of dividends to preferred shareholders, performance allocations, and Company expenses, including financing costs and management fees.

(1) Return on equity (net of dividends to preferred shareholders, performance allocations, and Company expenses, including financing costs and management fees) calculated on a monthly geometrically liked, time-weighted basis. Returns are reduced in earlier periods because organizational costs and other expenses are high relative to assets.

(2) Internal rate of return ("IRR") is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial outlays. The IRR presented assumes a liquidation of the Company at net asset value as of the period end date.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Portfolio Asset Allocation (Unaudited)

March 31, 2008

Portfolio Holdings by Investment Type (% of Cash and Investments)

Portfolio Holdings by Industry (% of Cash and Investments)

Wired Telecommunications Carriers	24.2%
Data Processing, Hosting and Related Services	12.0%
Motor Vehicle Parts Manufacturing	8.2%
Newspaper, Periodical, Book, and Directory Publishers	8.1%
Communications Equipment Manufacturing	5.7%
Satellite Telecommunications	4.0%
Offices of Real Estate Agents and Brokers	3.0%
Depository Credit Intermediation	2.9%
Glass and Glass Products Manufacturing	2.9%
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing	2.8%
Computer and Peripheral Equipment Manufacturing	1.9%
Sporting Goods, Hobby and Musical Instrument Stores	0.9%
Gambling Industries	0.9%
Other Amusement and Recreation Industries	0.8%
Motor Vehicle Manufacturing	0.7%
Other Professional, Scientific, and Technical Services	0.6%
Home Furnishings Stores	0.5%
Plastics Product Manufacturing	0.4%
Semiconductor and Other Electronic Component Manufacturing	0.4%
Miscellaneous	2.2%
Cash and Cash Equivalents	16.9%

Total	100.0%

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities (Unaudited)

March 31, 2008

	Cost	Fair Value
Assets
Investments in:
Unaffiliated issuers	$1,004,396,585	$928,523,843
Affiliates	225	225
Total investments	1,004,396,810	928,524,068

Cash and cash equivalents		188,673,032
Accrued interest income from investments in unaffiliated issuers		13,470,914
Deferred debt issuance costs		7,283,164
Receivable for open trades		6,110,431
Deferred equity placement costs		1,611,900
Futures contracts at fair value		914,226
Prepaid expenses and other assets		78,735
Total assets		1,146,666,470

Liabilities
Credit facility payable		356,858,400
Payable for investments purchased		31,635,779
Equity placement costs payable		3,491,859
Management and advisory fees payable		2,762,500
Interest payable		2,589,139
Accrued expenses and other liabilities		632,913
Total liabilities		397,970,590

Preferred stock
Series Z; $500/share liquidation preference; 560 shares authorized, issued and outstanding		280,000
Accumulated distributions on Series Z preferred stock		33,538
Total preferred stock		313,538

Preferred limited partnership interests
Series A preferred limited partnership interests in Tennenbaum Opportunities Partners V, LP; $20,000/interest liquidation preference; 25,000 interests authorized, 5,050 interests issued and outstanding		101,000,000
Accumulated dividends on Series A preferred limited partnership interests		1,309,191
Total preferred limited partnership interests		102,309,191

Minority interest
General partnership interest in Tennenbaum Opportunities Partners V, LP		-

Net assets applicable to common shareholders		$646,073,151

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized, 45,156.3716
shares issued and outstanding		$45
Paid-in capital in excess of par		749,876,298
Accumulated net investment income		10,094,603
Accumulated net realized loss		(26,751,857)
Accumulated net unrealized depreciation		(87,112,400)
Accumulated dividends to Series Z preferred shareholders		(33,538)
Net assets applicable to common shareholders		$646,073,151

Common stock, NAV per share		$14,307.46

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited)

March 31, 2008

Showing Percentage of Total Cash and Investments of the Company

	Principal	Fair	Percent of Cash and
Security	Amount	Value	Investments

Debt Securities (72.95%)
Bank Debt (66.85%) (1)
Communications Equipment Manufacturing (5.66%)
Enterasys Network Distribution Ltd., 2nd Lien Term Loan, LIBOR +9.25%, due 2/22/11(Acquired 3/9/07, Amortized Cost $2,588,317) - (Ireland)	$2,614,462	$2,504,001	0.22%
Enterasys Networks, Inc., 2nd Lien Term Loan, LIBOR +9%, due 2/22/11(Acquired 3/9/07, Amortized Cost $11,348,775)	$11,463,409	10,979,080	0.98%
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR +3.25%, due 8/10/14 (Acquired 12/13/07, Amortized Cost $49,833,305)	$53,014,154	49,833,305	4.46%
Total Communications Equipment Manufacturing		63,316,386

Computer and Peripheral Equipment Manufacturing (1.95%)
Palm, Inc., Tranche B Term Loan, LIBOR +3.5%, due 4/24/14
(Acquired 12/13/07, Amortized Cost $27,374,343)	$30,415,936	21,747,395	1.95%

Data Processing, Hosting and Related Services (11.49%)
GXS Worldwide, Inc., 1st Lien Term Loan, LIBOR +4%, due 3/31/13
(Acquired 10/12/07, Amortized Cost $24,271,917) (9)	$24,767,263	22,693,004	2.03%
GXS Worldwide, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 9/30/13
(Acquired 10/12/07, Amortized Cost $59,360,204) (9)	$60,264,167	57,401,619	5.14%
Terremark Worldwide, Inc., 1st Lien Term Loan, LIBOR + 3.75%, due 7/31/12 (Acquired 8/1/07, Amortized Cost $15,169,757)	$15,169,757	14,411,269	1.29%
Terremark Worldwide, Inc., 2nd Lien Term Loan,
LIBOR + 3.25% Cash + 4.5% PIK, due 1/31/13
(Acquired 8/1/07, Amortized Cost $37,758,104)	$37,976,453	33,950,949	3.04%
Total Data Processing, Hosting and Related Services		128,456,841

Gambling Industries (0.86%)
Tropicana Entertainment, Term Loan, Prime + 3.25%, due 1/03/12
(Acquired 12/7/07 and 12/11/07, Amortized Cost $9,612,000)	$10,000,000	9,568,750	0.86%

Motor Vehicle Parts Manufacturing (7.54%)
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR +4.5%, 12/31/12 (Acquired 12/31/07, Amortized Cost $23,902,500)	$23,902,500	23,571,857	2.11%
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR +7.5%, 12/31/13
(Acquired 12/31/07, Amortized Cost $21,000,000)	$21,000,000	21,031,500	1.88%
Visteon Corporation, 1st Lien Term Loan, LIBOR +3%, due 6/13/13
(Acquired 11/16/07, 11/20/07, 12/14/07, 12/19/07, and 12/20/07
Amortized Cost $43,420,230)	$50,136,000	39,654,468	3.55%
Total Motor Vehicle Parts Manufacturing		84,257,825

Motor Vehicle Manufacturing (-0.43%)
General Motors Corporation, Revolver, LIBOR+1.5%, due 7/20/11
(Acquired 9/26/07, 9/27/07, 10/18/07, 11/07/07, 12/04/07,
and 12/14/07, Amortized Cost $(2,655,850))	$32,000,000	(4,848,000)	-0.43%

Newspaper, Periodical, Book, and Directory Publishers (8.04%)
Tribune Company, Tranche X Term Loan, LIBOR +2.75%, due 5/18/09
(Acquired 12/11/07, 12/12/07, 12/14/07, and 12/17/07, Amortized Cost $94,428,750) (9)	$100,000,000	89,946,400	8.05%

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited) (Continued)

March 31, 2008

Showing Percentage of Total Cash and Investments of the Company

	Principal	Fair	Percent of Cash
Security	Amount	Value	and Investments

Debt Securities (continued)
Offices of Real Estate Agents and Brokers (2.50%)
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13
(Acquired 6/28/07, 7/9/07, 7/13/07, and 8/17/07, Amortized Cost $53,750)	$30,000,000	$(3,257,820)	-0.29%
Realogy Corporation, Term Loan B, LIBOR + 3%, due 10/10/13
(Acquired 7/17/07, 7/18/07, 7/19/07, 8/15/07, 8/16/07, 9/5/07,
9/12/07, 10/26/07, and 12/06/07, Amortized Cost $17,161,690)	$18,376,122	14,957,391	1.34%
Realogy Corporation, Delayed Draw Term Loan, LIBOR +3%, due 10/10/13
(Acquired 10/09/07, Amortized Cost $18,805,500)	$19,900,000	16,197,764	1.45%
Total Offices of Real Estate Agents and Brokers		27,897,335

Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing (2.78%)
Solutia, Inc., Senior Secured Term Loan B, LIBOR + 5%, due 2/28/14
(Acquired 03/03/08, Amortized Cost $29,707,669)	$32,645,790	31,047,518	2.78%

Satellite Telecommunications (1.82%)
WildBlue Communications, Inc., 1st Lien Delayed Draw Term Loan,
LIBOR + 4.0% Cash + 2.5% PIK, due 12/31/09
(Acquired 6/28/07, Amortized Cost $11,254,469)	$11,251,116	10,660,433	0.95%
WildBlue Communications, Inc., 2nd Lien Delayed Draw Term Loan,
LIBOR + 5% Cash + 4.5% PIK, due 8/15/11
(Acquired 6/28/07, Amortized Cost $10,547,522)	$10,561,804	9,666,691	0.87%
Total Satellite Telecommunications		20,327,124

Semiconductor and Other Electronic Component Manufacturing (0.40%)
Isola USA Corporation, 1st Lien Term Loan, LIBOR + 4.75%, due 12/18/12
(Acquired 1/24/08, Amortized Cost $4,413,826)	$5,000,000	4,438,763	0.40%

Sporting Goods, Hobby and Musical Instrument Stores (0.89%)
Toys R Us, Real Estate Term Loan, LIBOR +3%, due 12/9/08
(Acquired 10/18/06, Amortized Cost $11,031,875)	$11,000,000	9,905,500	0.89%

Wired Telecommunications Carriers (23.36%)
Bresnan Communications, LLC, 2nd Lien Term Loan, LIBOR +4.5%, due 3/29/14
(Acquired 11/22/06, Amortized Cost $20,196,094)	$19,750,000	17,775,000	1.59%
Global Crossing Limited, Tranche B Term Loan, LIBOR + 6.25%, due 5/9/12
(Acquired 6/4/07, Amortized Cost $20,228,311)	$20,228,311	18,610,046	1.67%
Integra Telecom, Inc., 2nd Lien Term Loan, LIBOR + 7%, due 2/28/14
(Acquired 8/1/06, Amortized Cost $26,120,454)	$27,208,806	24,351,881	2.18%
Integra Telecom, Inc., Term Loan, LIBOR + 10% PIK, due 8/31/14
(Acquired 9/05/07, Amortized Cost $33,539,096)	$33,539,096	30,855,969	2.76%
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13
(Acquired 8/01/07, Amortized Cost $29,653,818)	$30,492,358	28,525,601	2.55%
Interstate Fibernet, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 7/31/14
(Acquired 7/31/07, Amortized Cost $32,752,265)	$32,752,265	32,293,733	2.89%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan,
EURIBOR + 5.5%, due 2/16/17
(Acquired 8/29/07, Amortized Cost $5,607,877) - (Netherlands) (3), (9)	€4,103,088.00	5,933,807	0.53%
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK, due 8/16/17
(Acquired 8/29/07, Amortized Cost $47,999,670) - (Netherlands) (3), (9)	€34,983,538.00	54,937,458	4.92%
Primacom AG, Mezzanine Term Loan, EURIBOR + 3.5% Cash + 7% PIK, due 11/21/17
(Acquired 12/28/07, Amortized Cost $44,684,200) - (Germany) (3)	€30,351,296.00	47,918,626	4.29%
Total Wired Telecommunications Carriers		261,202,121

Total Bank Debt (Cost $781,170,939)		747,263,958

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited) (Continued)

March 31, 2008

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Security	or Shares	Value	Investments

Other Corporate Debt Securities (6.1%)
Home Furnishings Stores (0.52%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (4)	$17,390,000	$5,799,217	0.52%

Motor Vehicle Manufacturing (0.34%)
Fleetwood Enterprises, Convertible Bond, 5.0%, due 12/15/23	$4,080,000	3,763,800	0.34%

Motor Vehicle Parts Manufacturing (0.66%)
Visteon Corporation, Senior Unsecured Notes, 8.25%, due 8/1/10	$9,000,000	7,380,000	0.66%

Offices of Real Estate Agents and Brokers (0.52%)
Realogy Corporation, Senior Subordinated Notes, 12.375%, due 4/15/15	$13,099,000	5,847,787	0.52%

Other Amusement and Recreation Industries (0.76%)
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes,
14% Cash or 15.625% PIK, due 10/1/13
(Acquired 10/01/07, Amortized Cost $13,413,634) (5)	$13,097,333	8,513,266	0.76%

Other Professional, Scientific, and Technical Services (0.62%)
Alion Science & Technology Corporation, Senior Notes, 10.25%, due 2/1/15	$12,000,000	6,970,080	0.62%

Plastics Product Manufacturing (0.44%)
Pliant Corporation, Senior Secured 2nd Lien Notes, 11.125%, due 9/1/09	$6,210,000	4,952,475	0.44%

Satellite Telecommunications (2.24%)
Satelites Mexicanos, Senior Secured FRN, LIBOR + 8.75%, due 11/30/11
(Acquired 7/12/07, Amortized Cost $25,127,729) (5)	$27,185,360	25,010,531	2.24%

Total Other Corporate Debt Securities (Cost $88,667,153)		68,237,156

Total Debt Securities (Cost $869,838,092)		815,501,114

Equity Securities (10.11%)
Data Processing, Hosting, and Related Services (12.78%)
GXS Holdings, Inc., Common Stock
(Acquired 3/28/08,Cost $5,021,267) (4), (5), (10)	5,222,117	5,023,677	0.45%
GXS Holdings, Inc., Series A Preferred Stock
(Acquired 3/28/08,Cost $200,851) (4), (5), (10)	208,885	200,947	0.02%
Total Data Processing, Hosting, and Related Services		5,224,624

Depository Credit Intermediation (2.79%)
Doral GP Ltd., GP Interest
(Acquired 7/12/07,Cost $225) (2), (4), (5), (7)	100	225	0.00%
Doral Holdings, LP Interest
(Acquired 7/12/07,Cost $24,911,825) (4), (5)	24,911,825	32,214,001	2.88%
Total Depository Credit Intermediation		32,214,226

Glass and Glass Products Manufacturing (3.36%)
Owens Corning, Inc., Common Stock (4)	1,770,767	32,104,006	2.87%

Motor Vehicle Manufacturing (0.90%)
Fleetwood Enterprises, Inc., Common Stock (4)	2,046,038	9,411,775	0.84%

Wired Telecommunications Carriers (0.90%)
NEF Kamchia Co-Investment Fund, LP Interest
(Acquired 7/31/07, Amortized Cost $8,963,704) (3), (4), (5), (9)	6,550,500	8,980,242	0.80%

Miscellaneous Securities (1.90%) (6)	1,548,647	25,088,081	2.25%
Total Equity Securities (Cost $134,558,718)		113,022,954

Total Investments (Cost $1,004,396,810)		928,524,068

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Unaudited) (Continued)

March 31, 2008

Showing Percentage of Total Cash and Investments of the Company

	Principal	Fair	Percent of Cash and
Security	Amount	Value	Investments

Cash and Cash Equivalents (16.90%)
Citicorp, Commercial Paper, 2.62%, 4/24/08	$25,000,000	$24,958,153	2.22%
Citicorp, Commerical Paper, 2.65, 5/13/08	$25,000,000	24,922,708	2.22%
General Electric Credit Corporation, Commercial Paper, 2.20%, 4/01/08	$13,500,000	13,500,000	1.22%
General Electric Credit Corporation, Commercial Paper, 2.63%, 4/10/08	$18,500,000	18,487,836	1.65%
General Electric Credit Corporation, Commercial Paper, 2.32%, 4/17/08	$15,000,000	14,984,533	1.34%
UBS Finance, Commercial Paper, 2.35%, 4/01/08	$13,000,000	13,000,000	1.16%
Union Bank of California, Certificate of Deposit, 2.65%, 5/07/08	$26,000,000	26,000,000	2.34%
Wells Fargo, Certificate of Deposit, 2.53%, 4/29/08	$25,000,000	25,000,000	2.24%
Wells Fargo, Certificate of Deposit, 2.74%, 4/03/08	$25,000,000	25,000,000	2.24%
Wells Fargo Bank Overnight REPO	$1,657,451	1,657,451	0.16%
EURO Held on Account at Various Institutions (Cost ($938,008))	€ 3,027	4,779	0.00%
USD Held on Account at Various Institutions	$1,157,572	1,157,572	0.10%
Total Cash and Cash Equivalents (8)		188,673,032

Total Cash and Investments		$1,117,197,100	100.00%

Notes to Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Principal amount denominated in euros. Amortized cost and fair value converted from euros to U.S. dollars.

(4)	Non-income producing security.

(5)	Restricted security.

(6)	Miscellaneous Securities is comprised of one or more unrestricted security positions that have not previously been publicly disclosed.

(7)	Not a controlling position.

(8)	Cash and cash equivalents include $61,410,545 segregated for certain unfunded commitments.

(9)	Priced by an independent third-party pricing service.

(10)	Priced by the Investment Manager.

Aggregate purchases and aggregate sales of investment securities, other than Government securities, totaled $166,829,426 and $48,853,172 respectively. Aggregate purchases includes securities received as payment in-kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities as of March 31, 2008 was $793,216,074 or 71.00% of total cash and investments of the Partnership.

Futures contracts at March 31, 2008 were as follows:

	Number of	Fair
Instrument	Contracts	Value

Futures Contracts
90 Day Euro Dollar Future, Expire 6/15/09	255	$235,875
90 Day Euro Dollar Future, Expire 9/14/09	255	248,038
90 Day Euro Dollar Future, Expire 12/14/09	255	213,563
90 Day Euro Dollar Future, Expire 3/15/10	255	216,750
Total Futures Contracts (Cost $914,226)		$914,226

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Operations (Unaudited)

Three Months Ended March 31, 2008

Investment income
Interest income from unaffiliated issuers	$24,366,254
Other income - unaffiliated issuers	79,729
Total interest and related investment income	24,445,983

Operating expenses
Management and advisory fees	8,287,500
Interest expense	3,834,176
Commitment fees	244,564
Amortization of deferred debt issuance costs	285,533
Legal fees, professional fees and due diligence expenses	160,179
Insurance expense	77,482
Director fees	48,250
Custody fees	39,968
Other operating expenses	30,884
Total expenses	13,008,536

Net investment income	11,437,447

Net realized and unrealized loss
Net realized loss from investments in unaffiliated issuers	(17,984,839)

Net change in net unrealized appreciation (depreciation) on:
Investments	(41,276,844)
Foreign currency	870,277
Net change in net unrealized depreciation	(40,406,567)
Net realized and unrealized loss	(58,391,406)

Distributions to Series A preferred limited partners	(1,775,538)
Net change in accumulated distributions to Series A preferred limited partners	440,487
Net change in reserve for dividends to Series Z preferred shareholders	(5,662)

Net decrease in net assets applicable to common shareholders
resulting from operations	$(48,294,672)

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets

	Three Months Ended
	March 31, 2008	Year Ended
	(Unaudited)	December 31, 2007

Total common shareholder committed capital	$1,105,000,000	$1,105,000,000

Net assets applicable to common shareholders, beginning of period	$694,367,823	$145,281,047

Common shareholders contributions	-	628,500,000
Equity placement and offering costs charged to paid-in capital	-	(5,166,100)
Common shareholders contributions, net	-	623,333,900

Net investment income	11,437,447	454,615
Net realized loss on investments and foreign currency	(17,984,839)	(8,617,135)
Net change in net unrealized appreciation (depreciation) on investments and foreign currency	(40,406,567)	(47,924,422)
Distributions to Series A preferred limited partners from net investment income	(1,775,538)	(1,846,664)
Net change in accumulated distributions to Series A preferred limited partners	440,487	(1,727,436)
Net change in reserve for dividends to Series Z preferred shareholders	(5,662)	(22,711)
Net decrease in net assets applicable to common shareholders resulting from operations	(48,294,672)	(59,683,753)

Distributions to common shareholders from:
Returns of capital	-	(14,563,371)

Net assets applicable to common shareholders, end of period (including accumulated net investment income of $10,094,603 at March 31, 2008 and distributions in excess of net investment income of $7,793 at December 31, 2007)	$646,073,151	$694,367,823

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Cash Flows (Unaudited)

Three Months Ended March 31, 2008

Operating activities
Net decrease in net assets applicable to common shareholders resulting from operations	$(48,294,672)
Adjustments to reconcile net decrease in net assets applicable to common shareholders resulting from operations to net cash used in operating activities:
Net realized loss on investments and foreign currency	17,984,839
Net change in net unrealized depreciation on investments and foreign currency	41,276,844
Distributions paid to Series A preferred limited partners	1,775,538
Net change in accumulated distributions to Series A preferred limited partners	(440,487)
Net change in reserve for dividends to Series Z preferred shareholders	5,662
Income from paid in-kind capitalization	(2,552,251)
Amortization of deferred debt issuance costs	285,533
Changes in assets and liabilities:
Purchases of investments	(164,277,175)
Proceeds from sales, maturities and paydowns of investments	48,853,172
Increase in accrued interest income - unaffiliated issuers	(8,013,401)
Decrease in receivable for investments sold	17,540,517
Decrease in prepaid expenses and other assets	35,298
Decrease in payable for investments purchased	(64,020,687)
Decrease in interest payable	(360,442)
Decrease in accrued expenses and other liabilities	(3,439,748)
Net cash used in operating activities	(163,641,460)

Financing activities
Proceeds from issuance of common shares	221,000,000
Payments for equity placement costs	(624,164)
Proceeds from issuance of Series A preferred limited partnership interests in Tennenbaum Opportunities Partners V, LP	25,000,000
Redemptions of Series A preferred limited partnership interests in Tennenbaum Opportunities Partners V, LP	(100,000,000)
Distributions paid to Series A preferred limited partners	(1,775,538)
Net cash provided by financing activities	143,600,298

Net increase in cash and cash equivalents	(20,041,162)
Cash and cash equivalents at beginning of period	208,714,194
Cash and cash equivalents at end of period	$188,673,032

Supplemental disclosures
Interest payments	$4,194,618

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)

March 31, 2008

1. Organization and Nature of Operations

Tennenbaum Opportunities Fund V, LLC (the “Company”), a Delaware Limited Liability Company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to achieve high total returns while minimizing losses.

The Company’s Certificate of Formation was filed with the Delaware Secretary of State on September 27, 2006. The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. As a RIC, the Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Company’s investment operations commenced and initial funding was received on October 10, 2006. On December 15, 2006, the Company contributed substantially all of its assets totaling $145,565,245 to Tennenbaum Opportunities Partners, LP, a Delaware Limited Partnership (the “Partnership”), in exchange for 100% of the Partnership’s common limited partnership interests in a non-taxable transaction. The contributed assets consisted of investments of $109,052,546 (including unrealized gain $1,232,304), cash of $49,518,680 and other liabilities over assets of $13,005,981. The Partnership is also registered as a nondiversified, closed-end management investment company under the 1940 Act, but has elected to be treated as a partnership for U.S. federal income tax purposes. The Partnership’s Certificate of Limited Partnership was filed with the Delaware Secretary of State on September 29, 2006. Following the asset transfer, all portfolio activity has been conducted by and in the Partnership.

These consolidated financial statements include the accounts of the Company and the Partnership. All significant intercompany transactions and balances have been eliminated in the consolidation.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of both the Company and the Partnership. Babson Capital Management LLC serves as Co-Manager of both the Company and the Partnership. Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP. The Company, the Partnership, TCP, SVOF/MM and their members and affiliates may be considered related parties.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)(Continued)

March 31, 2008

1. Organization and Nature of Operations (continued)

Company management consists of the Investment Manager and the Board of Directors. Partnership management consists of the General Partner and the Board of Directors. The Investment Manager and the General Partner direct and execute the day-to-day operations of the Company and the Partnership, respectively, subject to oversight from the respective Board of Directors, which sets the broad policies for the Company and performs certain functions required by the 1940 Act in the case of the Partnership. The Board of Directors of the Partnership has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager. Each Board of Directors consists of three persons, two of whom are independent. The holders of the preferred interests voting separately as a class will be entitled to elect two of the Directors. The remaining directors will be subject to election by holders of common interests and preferred interests voting together as a single class.

Company Structure

As of March 31, 2008, the total maximum capitalization of the consolidated Company was approximately $2.21 billion, consisting of $1.105 billion of common equity commitments, $369 million of preferred limited partnership interests in the Partnership (the “Series A Preferred”), $736 million under a senior secured revolving credit facility issued by the Partnership (the “Senior Facility”) and $280,000 in Series Z preferred stock of the Company. The contributed common equity, preferred equity and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership and the Company. Most of these investments are included in the collateral for the Senior Facility.

The Company will liquidate and distribute its assets and will be dissolved on October 10, 2016, subject to up to two one-year extensions if requested by the Investment Manager and approved by the outstanding common shares. The Partnership will liquidate and distribute its assets and will be dissolved on October 10, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by the Company as the holder of the common limited partnership interests in the Partnership. However, the Operating Agreement and Partnership Agreement will prohibit liquidation of the Company and the Partnership, respectively, prior to October 10, 2016 if the Series A Preferred are not redeemed in full prior to such liquidation.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)(Continued)

March 31, 2008

1. Organization and Nature of Operations (continued)

Common Equity

As of March 31, 2008, investors had committed to purchase $1.105 billion of the Company’s common shares on dates specified by the Company over a period ending on or prior to April 10, 2009. The Company accepted initial commitments of $725 million in October 2006 (the “First Close”) and received 20% of this initial commitment at its inception of operations on October 10, 2006. The Company accepted additional commitments of $260 million on February 22, 2007 (the “Second Close”), and received an initial 20% of these additional commitments on or about February 26, 2007. The Company accepted a final commitment of $120 million on or about July 2, 2007 (the “Third Close”), and received an initial 20% of this third commitment on or about July 6, 2007. The Company has called and received additional common shareholder contributions as follows:

Call Date	Share Issuance Date	Percent of Commitment
June 28 / July 2, 2007	August 1, 2007	10%
July 27, 2007	August 31, 2007	20%
November 29, 2007	January 2, 2008	10%
December 28, 2007	February 1, 2008	10%

In order to ensure that the appropriate portion of the organizational, offering and operational expenses (excluding interest and preferred dividends) of the Company and the Partnership through the dates of the Second Close and the Third Close (each, a “Close”) was borne by the subscribers to the respective Close, the price per share of the initial drawdown in respect of the Second Close and the Third Close was net asset value plus a premium of approximately $873.88 and $1,815.34, respectively, and distributions in the aggregate amount of these premia ($308.50 and $148.24 per share, respectively) were declared to the Company’s common shareholders of record prior to the issuance of the new shares in the respective Close. The aggregate effect of the premia received on the net asset value of the Company before the aforementioned distributions is reflected in the Financial Highlights as an increase from capital stock transactions of $456.74 per share, which was entirely offset by the aforementioned distributions.

As of March 31, 2008, the ratio of called to committed capital was 0.70:1.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)(Continued)

March 31, 2008

1. Organization and Nature of Operations (continued)

Preferred Limited Partnership Interests

At March 31, 2008, the Partnership had 5,050 Series A preferred limited partnership interests (the “Series A Preferred”) issued and outstanding with a liquidation preference of $20,000 per interest. The Series A Preferred are redeemable at the option of the Partnership, subject to certain limitations, and, during the ramp-up period, may be reissued. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Series A Preferred or repay indebtedness, at the Company’s option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Series A Preferred, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. At March 31, 2008, the Partnership was in full compliance with such requirements. The Series A Preferred accrue dividends at an annual rate equal to LIBOR plus 0.65%, or in the case of any holders of Series A Preferred that are CP Conduits (as defined in the Senior Facility credit agreement), the higher of (i) LIBOR plus 0.65% or (ii) the CP Conduit’s cost of funds rate plus 0.65%, subject to certain limitations and adjustments.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In the opinion of the Investment Manager and the General Partner, the consolidated financial results of the Company included herein contain all adjustments necessary to present fairly the consolidated financial position of the Company as of March 31, 2008, the consolidated results of its operations and its consolidated cash flows for the three months then ended, and the consolidated changes in net assets for the three months then ended and for the year ended December 31, 2007. The following is a summary of the significant accounting policies of the Company and the Partnership.

Investment Valuation

All of the Company’s investments are generally held by the Partnership. Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Series A Preferred. Fair value is defined as the price that would be received to sell an investment in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are valued by an approved nationally recognized pricing service or by using bid prices on the date of valuation as supplied by approved broker-dealers.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)(Continued)

March 31, 2008

2. Summary of Significant Accounting Policies (continued)

Semi-liquid investments, illiquid investments, and investments for which market quotations are determined to be unreliable are valued using valuations obtained from independent third party pricing or valuation services, or are valued internally by the Investment Manager under guidelines adopted by the Board of Directors and subject to their approval.

Investments valued internally by the Investment Manager are limited to 5% of the Total Capitalization of the Partnership, as defined in the Senior Facility. Generally, to increase objectivity in valuing the Partnership’s assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), establishes a hierarchy that prioritizes the inputs used to measure fair value. The level category in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. At March 31, 2008, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Aggregate Value
1	Quoted prices in active markets for identical assets	$66,603,862
2	Other observable market inputs*	792,873,410
3	Independent third-party pricing sources that employ significant unobservable inputs	63,821,947
3	Internal valuations with significant unobservable inputs	5,224,849

* E.g. quoted prices in inactive markets or quotes for comparable securities

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)(Continued)

March 31, 2008

2. Summary of Significant Accounting Policies (continued)

Changes in investments categorized as Level 3 during the three months ended March 31, 2008 were as follows:

	Independent Third Party Valuation	Investment Manager Valuation
Beginning balance	$65,950,305	$10,216,550
Net realized and unrealized gains (losses)	(2,318,857)	-
Net acquisitions and dispositions	190,499	(4,991,701)
Net transfers in/out of category	-	-
Ending balance	$63,821,947	$5,224,849

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(2,318,857)	$-

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral securities, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)(Continued)

March 31, 2008

2. Summary of Significant Accounting Policies (continued)

Investments in Restricted Securities

The Partnership may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Statement of Investments. Restricted securities, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Investments in Foreign Securities

The Partnership may invest in securities traded in foreign countries and denominated in foreign currencies. At March 31, 2008, the Partnership had foreign currency denominated investments with an aggregate market value of approximately 10.52% of the Company’s consolidated cash and investments. Such positions were converted at the closing rate in effect at March 31, 2008 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.  As such, foreign security positions and transactions are susceptible to foreign currency as well as overall market risk. The Company reports that portion of the results of operations resulting from foreign exchange rates on investments separately from the gains or losses arising from changes in market prices of investments held.

During the three months ended March 31, 2008, such fluctuations from foreign exchange rates were largely offset by fluctuations in the value of foreign currency advances under the Partnership’s credit facility.

Securities of foreign companies and foreign governments may involve special additional risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)(Continued)

March 31, 2008

2. Summary of Significant Accounting Policies (continued)

Derivatives

In order to mitigate certain interest rate risks, the Partnership has entered into several eurodollar futures contracts. All derivatives are recognized as either assets or liabilities in the statement of assets and liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Futures contracts at March 31, 2008 were valued using quoted prices in active markets for identical instruments.

Debt Issuance Costs

Costs of $8,501,709 were incurred in connection with placing the Partnership’s Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the operations of the Company or the Partnership.

Equity Placement and Offering Costs

Placement and offering costs in 2006 and 2007 for the Company’s common equity were $1,245,000 and $5,796,512, respectively. As of March 31, 2008, $5,241,100 of the costs have been charged to paid-in capital and $188,512 of the costs have been expensed; the remaining amount will be charged to paid-in capital in connection with future capital calls.

Organization Costs

Organization costs of $0.19 million were incurred in connection with the formation of the Company and the Partnership; $0.16 million were expensed to operations in 2006 and $0.03 million were expensed to operations in 2007.

The majority of the Partnership’s high yield and distressed debt securities are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and due to general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt security to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Partnership considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. AICPA Statement of Position 93-1 discusses financial accounting and reporting for high yield debt securities and notes for which, because of the credit risks associated with high yield and distressed debt securities, income recognition must be carefully considered and constantly evaluated for collectibility.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)(Continued)

March 31, 2008

2. Summary of Significant Accounting Policies (continued)

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt securities purchased at a discount is allocated between interest income and realized gains.

Distributions to Common Interestholders

Distributions to the Company’s common shareholders are recorded on the ex-dividend date. The amount to be paid by the Partnership as a distribution to the Company is determined by the General Partner, which has provided the Investment Manager with criteria for such distributions, and is generally based upon the estimated taxable earnings of the Company. The amount to be paid by the Company as a distribution to its shareholders is determined by its Board of Directors, which has provided the Investment Manager with criteria for such distributions, and is generally based upon amounts received from the Partnership, less any Company-level expenses and dividends to Series Z Preferred Shareholders. Net realized capital gains are distributed at least annually. The Company has distributed $14,563,371 to the common shareholders since inception.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the consolidated financial statements. The Partnership’s income or loss is reported in the Partners’ income tax returns. As of March 31, 2008, all tax years of the Company and the Partnership since inception remain subject to examination by federal and state tax authorities. No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted at year-end for permanent book and tax differences. These adjustments are primarily due to returns of capital, non-deductible expenses, and differing treatments for short-term realized gains, and have no impact on net assets or the results of operations. Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)(Continued)

March 31, 2008

2. Summary of Significant Accounting Policies (continued)

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Company at March 31, 2008 were as follows:

Unrealized appreciation	$19,290,912
Unrealized depreciation	(95,163,655)
Net unrealized depreciation	(75,872,743)

Cost	$1,004,396,810

Distributions and the net change in accumulated distributions to holders of the Series A Preferred Interests are treated as ordinary income for federal tax purposes.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

Recent Accounting Pronouncements

On January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. The adoption of FAS 157 did not have a material impact on the Company’s financial statements.

3. Allocations and Distributions

Distributions made to the common shareholders of the Company are based on distributions received from the Partnership, less any Company-level expenses and dividends to Series Z preferred shareholders. As set forth in the Partnership Agreement, distributions made to  the Company and the General Partner with respect to any accounting period out of the total cumulative investment return of the Partnership are determined as follows:

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)(Continued)

March 31, 2008

3. Allocations and Distributions (continued)

a)
First, 100% to the Company until the amount distributed to the Company, together with amounts previously distributed to the Company, equals an 8% annual weighted-average return on undistributed called capital attributable to the Company (the “Hurdle”);

b)
Second, 100% to the General Partner until the cumulative amount of such distributions equals 25% of all amounts previously distributed to the Company pursuant to clause (a) above (the “Catch-up Amount”); and

c)	All remaining amounts: (i) 80% to the Company and (ii) 20% to the General Partner.

The timing of distributions is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions. The timing of distributions to the common shareholders of the Company is determined by its Board of Directors, which has provided the Investment Manager with certain criteria for such distributions. For purposes of determining whether the Hurdle has been exceeded and whether the General Partner has received the Catch-up Amount, the performance of the Partnership includes the performance of the Company for periods prior to the inception of the Partnership.

Net investment income or loss, realized gain or loss on investments and appreciation or depreciation on investments for the period is allocated to the Company and the General Partner in a manner consistent with that used to determine distributions. As of March 31, 2008, the Partnership’s cumulative annualized return did not exceed the Hurdle; accordingly, no allocation to the General Partner was made.

The Company’s Series Z share dividend rate is fixed at 8% per annum.

4. Management Fees and Other Expenses

Pursuant to the advisory agreements, the Investment Manager is entitled to receive an annual management and advisory fee, payable monthly in arrears, equal to 1.50% of the sum of the maximum amount of the Series A Preferred, the maximum amount available under the Senior Facility, and the total committed common equity, subject to reduction by (i) returns of contributed common equity after the ramp-up period, (ii) the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding and (iii) the amount of the Series A Preferred when less than $1 million in liquidation value of preferred securities is outstanding. For purposes of computing the management fee, total committed capital at March 31, 2008 was $2.21 billion, consisting of $1.105 billion of common equity commitments, $369 million of Series A Preferred, and $736 million of debt. In addition, the General Partner is entitled to an allocation as discussed in Note 3, above. As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager. The Co-Manager also receives a portion of any allocation paid to the General Partner.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)(Continued)

March 31, 2008

4. Management Fees and Other Expenses (continued)

The Company and the Partnership pay all respective expenses incurred in connection with the business of the Company and the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5. Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the “Senior Facility”) pursuant to which amounts may be drawn up to $736 million. The Senior Facility matures December 15,, 2014, subject to extension by the lenders at the request of the Partnership for one 364-day period.

Advances under the Senior Facility bear interest at LIBOR or EURIBOR plus 0.35% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of (i) LIBOR or EURIBOR (as applicable) plus 0.35% or (ii) the CP Conduit’s cost of funds plus 0.35%, subject to certain limitations. Short-term advances under the swingline facility bear interest at the LIBOR Market Index Rate plus 0.35% per annum or the main refinancing rate as set by the European Central Bank for such period, plus 0.85% per annum. In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.15% per annum on the unused portion of the Senior Facility, or 0.20% per annum when less than $147,200,000 in borrowings are outstanding.

Foreign currency advances are reported in US dollars using the closing rate in effect on the date of valuation. At March 31, 2008, outstanding borrowings included €68,000,000 (US $107,358,400), and interest payable included €8,933 (US $14,103).

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)(Continued)

March 31, 2008

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Partnership’s securities activities involve executions, settlement and financing of various securities transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Company and the Partnership to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any losses from counterparties with whom it conducts business.

Consistent with standard business practice, the Company and the Partnership enter into contracts that contain a variety of indemnifications. The maximum exposure of the Company and the Partnership under these arrangements is unknown. However, the Company and the Partnership expect the risk of loss to be remote.

The Statement of Investments may include certain unfunded or partially funded loan commitments. These commitments are reflected at fair value and may be drawn up to the principal amount shown.

7. Series Z Preferred Capital

In addition to the Partnership’s Series A Preferred described in Note 1, the Company had 560 Series Z preferred shares issued and outstanding as of December 31, 2007. The Series Z preferred shares have a liquidation preference of $500 per share plus accumulated but unpaid dividends and pay dividends at an annual rate equal to 8% of liquidation preference. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)(Continued)

March 31, 2008

8. Shareholders’ Capital

Issuances of common stock during the three months ended March 31, 2008 and during the year ended December 31, 2007 were as follows:

	Three Months Ended March 31, 2008	Year Ended December 31, 2007
Number of shares issued	14,462.6732	23,443.6984
Number of shares subscribed and pending issuance	-	14,462.6732
Less: Number of shares subscribed in prior year	(14,462.6732)	-
Net increase	-	37,906.3716

Gross proceeds from share issuance	$221,000,000	$407,500,000
Subscription receivable for common shares	-	221,000,000
Less: Proceeds from shares subscribed in prior year	(221,000,000)	-
Equity placement and offering costs	-	(5,166,100)
Net proceeds	$-	$623,333,900

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)(Continued)

March 31, 2008

9. Financial Highlights

	Three Months		October 10, 2006
	March 31, 2008	Year Ended	(Inception)
	(Unaudited)	December 31, 2007	December 31, 2006
Per Common Share(1)
Net asset value, beginning of period	$15,376.96	$20,038.77	$20,000.00

Equity placement costs charged to paid-in capital	-	(355.40)	(10.34)

Investment operations:
Net investment income	253.29	(666.61)	(111.27)
Net realized and unrealized gain (loss)	(1,293.09)	(2,506.47)	164.16
Distributions to Series A preferred limited partners	(39.32)	(79.02)	-
Net change in accumulated distributions to Series A preferred limited partners	9.75	(74.10)	(3.07)
Net change in reserve for dividends to Series Z shareholders	(0.13)	(1.36)	(0.71)
Total from investment operations	(1,069.50)	(3,327.56)	49.11

Net increase from capital stock transactions	-	456.74	-

Distributions to common shareholders from capital returns	-	(1,435.59)	-
Net asset value, end of period	$14,307.46	$15,376.96	$20,038.77

Return on invested assets (2), (3)	(4.2%)	(3.3%)	3.2%

Total return to common shareholders (2), (4)	(7.0%)	(19.2%)	0.2%

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)(Continued)

March 31, 2008

9. Financial Highlights (continued)

	Three Months		October 10, 2006
	March 31, 2008	Year Ended	(Inception)
	(Unaudited)	December 31, 2007	December 31, 2006

Ratios and Supplemental Data:
Ending net assets attributable to common shareholders	$646,073,151	$694,367,823	$145,281,047
Net investment income (loss) / average common shareholder equity (5), (6)	6.9%	0.1%	(3.3%)

Expenses and General Partner allocation/average common shareholder equity
Operating expenses (5), (6)	7.9%	11.7%	14.3%
General Partner interest allocation	0.0%	0.0%	0.0%
Total expenses and General Partner interest allocation	7.9%	11.7%	14.3%

Portfolio turnover rate (2)	7.6%	42.7%	6.1%
Weighted-average debt outstanding	$350,755,512	$125,714,977	$4,253,012
Weighted-average interest rate	4.4%	5.5%	5.7%
Weighted-average number of shares	45,156.3716	19,776.0839	7,250.0000
Average debt per share (7)	$7,768	$6,357	$587

Annualized Inception to Date Performance Data as of March 31, 2008:
Return on common equity (4)	(17.5%)
Return on invested assets (3)	(2.9%)
Internal rate of return (8)	(21.4%)

(1)	Per share changes in net asset value are computed based on the actual number of shares subscribed and outstanding during the time in which such activity occurred.
(2)	Not annualized for periods of less than one year.
(3)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.
(4)
Returns (net of dividends to preferred limited partners of the Partnership, allocations to the General Partner, and fund expenses, including financing costs and management fees) calculated on a monthly geometrically linked, time-weighted basis.

(5)	Annualized for periods of less than one year.
(6)
These ratios included interest expense but do not reflect the effect of dividend payments to preferred limited partners of the Partnership. The ratio of expenses to average common shareholder equity is higher in earlier periods, and net investment income to average common shareholder equity is reduced, due to the Company's relatively smaller capital base while the Company is ramping up.

(7)	Includes subscribed shares.
(8)
Returns are net of dividends to preferred limited partners of the Partnership, allocations to the General Partner and fund expenses, including financing costs and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced in earlier periods due to the equity placement and offering costs that were charged to paid-in capital and the organizational costs that were expensed at the inception of the fund.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidating Statement of Assets and Liabilities (Unaudited)

March 31, 2008

	Tennenbaum	Tennenbaum		Tennenbaum
	Opportunities	Opportunities		Opportunities
	Fund V, LLC	Partners V, LP		Fund V, LLC
	Standalone	Standalone	Eliminations	Consolidated
Assets
Investments in:
Unaffiliated issuers	$-	$928,523,843	$-	$928,523,843
Affiliates	-	225	-	225
Total investments	-	928,524,068	-	928,524,068

Investments in subsidiary	646,967,930	-	(646,967,930)	-

Cash and cash equivalents	-	188,673,032	-	188,673,032
Receivable for open trades	-	6,110,431	-	6,110,431
Deferred debt issuance costs	-	7,283,164	-	7,283,164
Accrued interest income from investments	-	13,470,914	-	13,470,914
Deferred equity placement costs	1,611,900	-	-	1,611,900
Futures contracts at fair value	-	914,226	-	914,226
Receivable from subsidiary	2,109,959	-	(2,109,959)	-
Receivable from parent	-	729,706	(729,706)	-
Prepaid expenses and other assets	12,103	66,632	-	78,735
Total assets	650,701,892	1,145,772,173	(649,807,595)	1,146,666,470

Liabilities
Credit facility payable	-	356,858,400	-	356,858,400
Payable for investments purchased	-	31,635,779	-	31,635,779
Equity placement costs payable	3,491,859	-	-	3,491,859
Management and advisory fees payable	-	2,762,500	-	2,762,500
Interest payable	-	2,589,139	-	2,589,139
Payable to subsidiary	729,706	-	(729,706)	-
Payable to parent	-	2,109,959	(2,109,959)	-
Accrued expenses and other liabilities	93,638	539,275	-	632,913
Total liabilities	4,315,203	396,495,052	(2,839,665)	397,970,590

Preferred interests/stock
Series A preferred limited partnership interests; $20,000/interest liquidation preference; 25,000 interests authorized, 8,800 interests issued and outstanding	-	101,000,000	-	101,000,000
Accumulated dividends on Series A preferred limited partnership interests	-	1,309,191	-	1,309,191

Series Z preferred stock; $500/share liquidation preference; 560 shares authorized, issued and outstanding	280,000	-	-	280,000
Accumulated dividends on Series Z preferred stock	33,538	-	-	33,538
Total preferred interest/stock	313,538	102,309,191	-	102,622,729

Minority interest
General partnership interest in Tennenbaum Opportunities Partners V, LP	-	-	-	-

Net assets applicable to common shareholders	$646,073,151	$646,967,930	$(646,967,930)	$646,073,151

Composition of net assets applicable to common shareholders

Common stock, $0.001 par value; unlimited shares authorized,45,156.3716 shares issued and outstanding	$45	$-	$-	$45
Paid-in capital in excess of par	749,876,298	-	-	749,876,298
Paid-in capital	-	751,840,230	(751,840,230)	-
Accumulated losses	(103,769,654)	(104,872,300)	104,872,300	(103,769,654)
Accumulated dividends to Series Z preferred shareholders	(33,538)	-	-	(33,538)
Net assets applicable to common shareholders	$646,073,151	$646,967,930	$(646,967,930)	$646,073,151

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidating Statement of Operations (Unaudited)

Three Months Ended March 31, 2008

	Tennenbaum	Tennenbaum		Tennenbaum
	Opportunities	Opportunities		Opportunities
	Fund V, LLC	Partners V, LP		Fund V, LLC
	Standalone	Standalone	Eliminations	Consolidated
Investment income
Interest income	$3,515	$24,362,739	$-	$24,366,254
Other income	-	79,729	-	79,729
Total interest and related investment income	3,515	24,442,468	-	24,445,983

Operating expenses
Management and advisory fees	-	8,287,500	-	8,287,500
Interest expense	-	3,834,176	-	3,834,176
Commitment fees	-	244,564	-	244,564
Amortization of deferred debt issuance costs	-	285,533	-	285,533
Legal fees, professional fees and due diligence expense	32,717	127,462	-	160,179
Insurance expense	25,827	51,655	-	77,482
Director fees	16,083	32,167	-	48,250
Custody Fees	-	39,968	-	39,968
Other operating expenses	9,094	21,790	-	30,884
Total expenses	83,721	12,924,815	-	13,008,536

Net investment income (loss)	(80,206)	11,517,653	-	11,437,447

Net realized and unrealized loss
Net realized loss on investments	-	(17,984,839)	-	(17,984,839)
Net change in net unrealized appreciation (depreciation) on investments and foreign currency	(48,208,804)	(40,406,567)	48,208,804	(40,406,567)
Net realized and unrealized loss	(48,208,804)	(58,391,406)	48,208,804	(58,391,406)

Distributions to Series A preferred limited partners	-	(1,775,538)	-	(1,775,538)
Net change in accumulated distributions to Series A preferred limited partners	-	440,487	-	440,487
Net change in reserve for distributions to Series Z preferred shareholders	(5,662)	-	-	(5,662)

Net decrease in net assets applicable to common shareholders resulting from operations	$(48,294,672)	$(48,208,804)	$48,208,804	$(48,294,672)